EXHIBIT 99.5

PURCHASERS’ GENERAL RELEASE

     This General Release (“Release”) is being made and delivered by CENTENO SHULTZ, INC., a Colorado corporation (“CSI”), THERAPEUTIC MANAGEMENT, INC., a Colorado corporation (“TMI”), CHRISTOPHER J. CENTENO, M.D., P.C., a Colorado professional corporation (“Original Practice”), CHRISTOPHER J. CENTENO, M.D. (“Centeno”) and JOHN SCHULTZ, M.D. (“Shultz”), (collectively the “Releasors”), as of this 22nd day of February, 2007 (the “Effective Date”), with the express intention of binding the Releasors.

     For good and valuable consideration, the receipt and sufficiency of which are acknowledged by the undersigned, and intending to be legally bound hereby, the Releasors hereby release and discharge PainCare Holdings, Inc. (“PainCare”), PainCare Acquisition Company XXI, Inc. (“PainCare Sub”), each of their affiliated entities, each of their present and former shareholders, directors, limited partners, officers, employees, attorneys and agents, affiliates of any of the foregoing, and any of their respective successors and assigns, and their heirs, executors, administrators, successors, legatees and assigns (each a “Released Party” and collectively the “Released Parties”) of and from any and all claims, demands, agreements, contracts, covenants, actions, suits, causes of action, obligations, controversies, debts, costs, expenses, accounts, damages (whether actual, compensatory, direct, consequential or punitive), judgments, losses, liabilities of whatever kind or nature, in law, equity or otherwise whether known or unknown, whether or not concealed or hidden, which the Releasors, their affiliates or their respective administrators, successors, legatees or assigns had, may have had, now have or can, shall or may have, for or by reason of any matter, cause, or thing whatsoever, from the beginning of time up to and including the Effective Date, against any Released Party, whether asserted, unasserted, absolute, contingent, known, unknown, including without limitation, commitments, obligations, liabilities and claims arising under or pursuant to: (1) that certain Asset Purchase Agreement, dated as of October 14, 2005, as amended, by and among PainCare, PainCare Sub, Centeno, Schultz, and CSI; (2) that certain Asset Purchase Agreement, dated October 14, 2005, by and among PainCare, PainCare Sub, TMI and Centeno; (3) that certain Management Services Agreement, dated October 14, 2005 by and between PainCare Sub, CSI, Centeno and Schultz; or (4) any agreements, contracts, conversations, contacts, communications whatsoever, whether written or oral or otherwise, between any of the Releasors and any of the Released Parties; provided, however, that: the Releasors do not release any of the Released Parties from any commitments, obligations, liabilities and claims arising under or pursuant to (1) that certain Settlement Agreement, of even date herewith, by and among the Releasors, PainCare and PainCare Sub (the “Settlement Agreement”); (2) that certain Promissory Note, of even date herewith, delivered by CSI in favor of PainCare Sub; (3) that certain Security Agreement, of even date herewith, delivered by CSI, Original Practice, Centeno and Schultz in favor of PainCare Sub; (4) that certain Pledge Agreement, of even date herewith delivered by CSI, Original Practice, Centeno and Schultz in favor of PainCare Sub or (5) any documents or agreements entered into pursuant to the terms of the Settlement Agreement.

     By signing this Release, the Releasors represent that: (i) the Releasors have full power, authority and competence to execute and deliver this Release; (ii) each of the statements herein is true and correct and in the best interests of the Releasors; (iii) the Releasors have not assigned any claim or possible claim against any Released Party; (iv) the Releasors require no further information to evaluate the advisability of the transactions contemplated by the Settlement Agreement; and (v) that the Releasors believe that the transactions contemplated by the Settlement Agreement are in the best interests of the Releasors. The undersigned hereby acknowledge that each of the Released Parties shall be entitled to rely on the representations made herein as fully as if such representations were made to each of them directly.

     The undersigned acknowledge and agree that: (i) McDermott Will & Emery LLP prepared this Release and (ii) the undersigned has had the opportunity to consult with counsel with respect to the execution and delivery of this Release and to be fully apprised of the consequences hereof.

     In case any of the provisions contained in this Release shall for any reason be held to be invalid, illegal or unenforceable in any respect, any such invalidity, illegality or unenforceability shall not affect any other provision of this Release, but this Release shall be construed as if such invalid, illegal or unenforceable provision has been limited or modified (consistent with its general intent) to the extent necessary to make it valid, legal and enforceable, or if it shall not be possible to so limit or modify such invalid, illegal or unenforceable provision or part of a provision, this Release shall be construed as if such invalid, illegal or unenforceable provision or part of a provision had never been contained in this Release. Notwithstanding the foregoing, however, the undersigned acknowledge and agree that the provisions hereof are reasonable in context and scope, are a material condition to the delivery of the consideration to the Releasors, and are intended to be and shall be enforced to the full extent set forth herein. This Release shall be governed by and construed in accordance with the laws of the State of Florida.

EXECUTED as of the Effective Date.

RELEASORS:

CENTENO SCHULTZ, INC., a Colorado corporation

By: /s/ Christopher J. Centeno, M.D.
Name: Christopher J. Centeno, M.D.
Title: President

THERAPEUTIC MANAGEMENT, INC., a Colorado corporation

By: /s/ Christopher J. Centeno, M.D.
Name: Christopher J. Centeno, M.D.
Title: President

[SIGNATURES CONTINUE ON NEXT PAGE]

CHRISTOPHER J. CENTENO, M.D., P.C.,
a Colorado professional corporation

By: /s/ Christopher J. Centeno, M.D.
Christopher J. Centeno, M.D., President

/s/ Christopher J. Centeno, M.D.
Christopher J. Centeno, M.D.

/s/ John Schultz, M.D.
John Schultz, M.D.